SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 3, 1998


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-239052                     84-1028716
 ---------------------------       ------------              ---------------
(State of other jurisdiction      (Commission               (I.R.S. Employer
 of incorporation)                 File Number)              Identification No.)



 301 Remington, Fort Collins, Colorado                         80524
 --------------------------------------                       --------
(Address of principal executive offices)                      Zip Code


Registrant's telephone number, including area code:  970-484-7722




                      301 Remington Fort Collins, CO 80524
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5    Other Events

     a) Avert, Inc. announced fourth quarter, year-end results and special cash dividend.


Item 7    Financial Statements and Exhibits

     c)    Exhibits

     30   Press release dated March 3, 1998





























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




                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AVERT, INC.



April 8, 1998                               By: /s/  Dean A. Suposs
---------------------------                     --------------------------------
Date                                            Dean A. Suposs
                                                President
























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



                                  EXHIBIT INDEX



     Exhibit No.       Exhibit Description                                 Page
     -----------       -------------------                                 ----

         30            Press Release, dated                                  5
                       March 3, 1998






























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